UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 485(b)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
Pre-Effective Amendment No._________                              [ ]
Post-Effective Amendment No.__8______                             [X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
Amendment No.__11__

(Check Appropriate Box or Boxes)

Adhia Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

1408 N. Westshore Blvd., Suite 611, Tampa, FL, 33607.
(Address of Principal Executive Offices)

Registrant's Telephone Number (including area code): (813) 289-8440

Hitesh (John) P. Adhia, 1408 N. Westshore Blvd., Suite 611, Tampa, FL, 33607 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as Registration becomes Effective.

It is proposed that this filing will become effective:
[x]     immediately upon filing pursuant to paragraph (b)
[ ]     on (date) pursuant to paragraph (b)
[ ]     60 days after filing pursuant to paragraph (a)(1)
[ ]     on (date) pursuant to paragraph (a)(2)
[ ]     75 days after filing pursuant to paragraph (a)(2)


if appropriate, check the following box:
[ ]     this post-effective amendment designates a new effective date
	  for a previously filed post-effective amendment.

PROSPECTUS                                                      April 29, 2005





                                 ADHIA FUNDS, INC.




Adhia Funds, Inc. (the "Company") is an open-end, investment management company
- a mutual fund.  The Company presently has three portfolios:

     ADHIA TWENTY FUND'S investment objective is to gain capital appreciation by investing in fifteen to twenty-five common stocks.

     ADHIA SHORT TERM ADVANTAGE FUND'S investment objective is to preserve principal while generating a rate of return that exceeds the return on money market mutual funds or Treasury Bills over longer periods.

     ADHIA HEALTH CARE FUND'S investment objective is to seek capital appreciation by investing in companies that are involved in the health care industry.



                             TABLE OF CONTENTS                            PAGE
                             Introduction to Adhia Funds                    2
ADHIA FUNDS, INC.               Twenty Fund                                 2
1408 N. Westshore Blvd.         Short Term Advantage Fund                   4
Suite 611                       Health Care Fund                            6
Tampa, FL  33607             More About Investment Risks and Strategies     9
Tel: 813-289-8440            Management of the Funds                       11
Fax: 813-289-8849            Pricing of Shares                             11
www.adhiafunds.com           Purchasing Shares                             12
                             Redeeming Shares                              13
                             Exchanging Shares                             15
                             Dividends, Distributions and Taxes            15
                             Financial Highlights                          16
                             Additional Information                        18







THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION TO ADHIA FUNDS

Adhia Funds, Inc. (the "Company") is an open-end, series, investment management company - a mutual fund. The Company currently offers shares of three separate investment portfolios (each, a "Fund" and collectively, the "Funds"):

     Adhia Twenty Fund (the "Twenty Fund")
     Adhia Short Term Advantage Fund (the "Short Term Advantage Fund") Adhia Health Care Fund (the "Health Care Fund")

Adhia Investment Advisors, Inc. (the "Advisor") provides investment advisory and administrative services to each of the Funds.

TWENTY FUND
FUND INFORMATION

INVESTMENT OBJECTIVE

The Twenty Fund's investment objective is capital appreciation through investment in fifteen to twenty-five common stocks.

PORTFOLIO INVESTMENT STRATEGIES

In making investment decisions for the Twenty Fund, the Advisor employs a value-oriented investment approach. Value investing is based on fundamental investment considerations such as price to earnings and price to sales ratios, book value, the cyclical nature of relevant industries and management reputation. Technical indicators such as the moving average share price over various periods of time and changes in the number of shares traded on a daily basis will be considered as secondary factors in the selection criteria. The Advisor does not purchase securities for short-term trading in the ordinary course of operations. However, there may be times when the Advisor deems it prudent to substantially alter the composition of the portfolio, which in turn would increase the portfolio turnover rate. The Advisor may invest in money market funds to preserve capital during what it considers to be periods of falling common stock prices.

RISKS CONSIDERATIONS

Investors in the Twenty Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

     * Market Risk. The prices of the securities in which the Twenty Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

     * Value Investing Risk. The Advisor may be wrong in the assessment of a company's value and the stocks the Twenty Fund holds may not reach what the Advisor believes are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Twenty Fund's relative performance may suffer.

     * Non-Diversification Risk. The Twenty Fund is classified as being non-diversified. This means that it may invest a relatively high percentage of its assets in a limited number of issues. The Twenty Fund, therefore, may be more susceptible than a more widely diversified fund to any single economic, political, or regulatory occurrence.

     * Portfolio Turnover Risk. There may be times when the Advisor deems it advisable to substantially alter the composition of the Twenty Fund portfolio. This may occur when the Advisor believes the market valuations are higher than normal. In such an event, the portfolio turnover rate may be as high as 400%, which may result in greater transaction costs. These costs could include brokerage commissions, markups or markdowns, which the Twenty Fund must pay. Also, the turnover rate could result in increased realized gains or losses to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax law.

Because of these risks the Twenty Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value in the short-term should not invest in the Twenty Fund.

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risks of investing in the Twenty Fund by showing changes in the Fund's performance during the last six years of operation. The Fund's annual return for the period is compared to the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"). The Twenty Fund's past performance is not necessarily an indication of the Fund's future performance.

                           [ANNUAL TOTAL RETURNS BAR GRAPH]

The Twenty Fund's year-to-date return as of the most recent quarter, which ended March 31, 2005, was -1.05%.

Best Quarter:      Q2 1999        +12.93%
Worst Quarter:     Q3 2002        -11.69%

                                                                   Since the effective
Average Annual Total Returns                Past 1     Past 5           date of the
(for the year ending December 31, 2004)      Year      Years      Twenty Fund (01/01/99)
----------------------------------------------------------------------------------------
Return Before Taxes                         -3.40%      -2.29%              2.44%
Return After Taxes on Distribution          -3.40%      -2.35%              2.00%
Return After Taxes on Distribution
     and Sale of Twenty Fund Shares         -2.21%      -1.98%              1.71%

S&P 500* (reflects no deduction for
    fees, expenses, or taxes)                8.99%      -3.78%             -0.24%


* The S&P 500 consists of 500 common stocks, most of which are listed on the New York Stock Exchange. A particular stock's weighting in the index is based on its relative total market value (i.e., its market price times the number of shares outstanding).

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Twenty Fund.

     SHAREHOLDER FEES                                         None
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
           Management Fees                                   1.00%
           Distribution and/or Service (12b-1) Fees           None
           Other Expenses                                    1.00%
                                                            -------
           Total Annual Fund Operating Expenses              2.00%
           Net Expenses *                                    2.00%

* Net of reimbursements and waiver from Advisor, $0 in 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Twenty Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Twenty Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Twenty Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1 Year      3 Years       5 Years       10 Years
      $203        $627          $1,078        $2,327


SHORT TERM ADVANTAGE FUND
FUND INFORMATION

INVESTMENT OBJECTIVE

The Short Term Advantage Fund's objective is to preserve principal while generating a rate of return that exceeds the return on money market mutual funds or Treasury Bills over longer periods.

PORTFOLIO INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in short-term bonds and notes issued, sponsored, or guaranteed by the US Government, its agencies or instrumentalities ("Government Securities"). These investments include securities backed by mortgages guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home
Loan Mortgage Corporation.   The Fund is expected to maintain a dollar-weighted
average maturity of three years or less. The Short Term Advantage Fund proposes to use leverage strategies in an effort to enhance return. The leveraging strategies may include the use of derivative instruments such as options; interest rate futures contracts and interest rate swap contracts. It is possible that the use of these leveraging strategies may magnify portfolio losses substantially.

RISKS CONSIDERATIONS

Investors in the Short Term Advantage Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

     * Interest Rate Risk: The value of fixed-income securities held in the Short Term Advantage Fund may decline with changes in interest rates.

     * Credit Risk: An investment in the Short Term Advantage Fund also involves the risk that the issuer of a security that the Short Term Advantage Fund holds will not make principal or interest payments when they are due, or that the value of the securities in which the Short Term Advantage Fund invests will decline because of a market perception that the issuer may not make payments on time.

     * Prepayment/Extension Risk: When interest rates are declining, issuers of securities held by the Short Term Advantage Fund may prepay principal earlier than scheduled. As a result of this risk, the Short Term Advantage Fund may have to reinvest these prepayments at those lower rates, thus reducing its income. Conversely, payment on the loans underlying the securities held by the Short Term Advantage Fund will be made more slowly when interest rates are rising. This could cause the market value of the securities to fall. Mortgage-backed and asset-backed securities are especially sensitive to prepayment and extension risk.

     * Derivative/Leverage Risk: The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Short Term Advantage Fund's losses, resulting in its investment in derivative instruments, may be significantly magnified. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Short Term Advantage Fund. Further information about these instruments, and the extent to which the Portfolio may use them, appears in this Prospectus under the headings "More About Investment Risks and Strategies -- About Fixed Income Securities" and "About Hedging Strategies" and "About Other Permitted Instruments."

     * Portfolio Turnover Risk: There may be times when the Advisor deems it advisable to substantially alter the composition of the portfolio. This may occur when the Advisor believes the market valuations are higher than normal. In such an event, the portfolio turnover rate may be as high as 400%, which may result in greater transaction costs. These costs could include brokerage commissions, markups or markdowns, which the Short Term Advantage Fund must pay. Also, the turnover rate could result in increased realized gains or losses to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax law.

Because of these risks the Short Term Advantage Fund is a suitable investment only for those investors whose financial goals are two or more years in the future. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

FUND PERFORMANCE

The bar chart, line graph, and table that follow provide some indication of the risks of investing in the Short Term Advantage Fund by showing changes in the fund's performance for the two years ended December 31, 2004. The Fund's return for the periods is compared to the Lehman 1-3 Year Government Index. The Short Term Advantage Fund's past performance is not necessarily an indication of the Fund's future performance.

                      [ANNUAL TOTAL RETURNS BAR GRAPH]

The Short Term Advantage Fund's year-to-date return as of the most recent quarter, which ended March 31, 2005, was +0.82%.

Best Quarter:           Q1 2003         +1.82%
Worst Quarter:          Q2 2004         -0.49%


Average Annual Total Returns                   Past 1      Past 2
(for the year ending December 31, 2004)         Year       Years
-----------------------------------------------------------------
Return Before Taxes                             1.30%       1.94%
Return After Taxes on Distribution              0.67%       1.17%
Return After Taxes on Distribution and
  Sale of Short Term Advantage Fund Shares      0.44%       0.87%

Lehman 1-3 Year Government Index*              -3.12%      -0.54%

* The Lehman 1-3 Year Government Index is an unmanaged index composed of debt securities issued by the US Treasury and US Government agencies with maturities of one to three years. All issues have an outstanding par value of at least $100 million for US Government Issues and $50 million for all others. Price, coupon, and total return are reported on a month-end to month-end basis.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Short Term Advantage Fund.

     SHAREHOLDER FEES                                     None
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
          Management Fees                                0.75%
          Distribution and/or Service (12b-1) Fees        None
          Other Expenses                                 2.15%
                                                        -------
          Total Annual Fund Operating Expenses           2.90%
          Net Expenses **                                1.50%

** Net of reimbursements and waiver from Advisor of $11,615 in 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Short Term Advantage Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Short Term Advantage Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Short Term Advantage Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1 Year       3 Year       5 Year       10 Year
      $153         $474         $818         $1,791


HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE

The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry. The Health Care Fund's investments include companies in the following health care related businesses: pharmaceutical, biotechnology, hospitals, HMOs, medical research, medical equipment, medical devices, and related software companies.

PORTFOLIO INVESTMENT STRATEGIES

The Health Care Fund is a non-diversified fund and invests 80% of more of its assets in equity securities of health care related companies that are traded in the United States. Health care related companies include: pharmaceutical companies; companies involved in research and development of pharmaceutical products and services; companies involved in the operation of health care facilities; and companies involved in the design, manufacture, or sale of health care related products or services such as medical devices, software, medical equipment, etc. The Health Care Fund may also engage in options transactions, purchase ADRs and US Government Securities, and enter into repurchase agreements.

In making investment decisions for the Health Care Fund, the Advisor employs a value-oriented investment approach. Value investing is based on fundamental investment considerations such as price-to-earnings price to sales ratios, book value, cyclic nature of relevant industries and management reputation. Technical indicators such as the moving average share price over various periods of time and changes in the number of shares traded on a daily basis will be considered as secondary factors in selection criteria. The Health Care Fund does not propose to purchase securities for short-term trading in the ordinary course of operations. However, there may be times when the Advisor deems it advisable to substantially alter the composition of the portfolio, which in turn increases the portfolio turn over rate. The Health Care Fund may invest in money market instruments to defend capital during what it considers to be periods of falling common stock prices.

RISK CONSIDERATIONS

Investors in the Health Care Fund may lose money. There are risks associated with the types of securities in which the fund invests. These risks include:

     * Market Risk: The prices of the securities in which the Health Care Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

     * Value Investing Risk: The Advisor may be wrong in the assessment of a company's value and the stocks the Health Care Fund holds may not reach what the Advisor believes are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Health Care Fund's relative performance may suffer.

     * Sector/Industry Risk: The Health Care Fund is classified as "non-diversified" under the federal securities laws. This means that the Health Care Fund has the ability to invest a relatively high percentage of its investments in the securities of a small number of companies. Investing in this manner makes the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be. Also, a change in the value of a single company will have a more pronounced effect on the Health Care Fund than such a change would have on a more diversified fund.

     * Health Care Sector Risk: Securities of issuers in the health care sector may be subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of health care companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. In addition, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a health care company's market value and/or share price. Finally, many health care companies are subject to the risks associated with investments in the technology sector. Technology companies can be significantly affected by obsolescence of existing technology, short product cycles, and competition from new market entrants. Changes in governmental policies and the need for regulatory approvals may also adversely affect the sector. The performance of the technology sector may differ in direction and degree from that of the overall stock market.

     * Small Capitalization Risk: Some companies in which the Health Care Fund may invest may have market capitalizations of under $1.5 billion at the time of purchase, which as of the date of this Prospectus are considered small capitalization ("small cap") companies. Securities of small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

     * Portfolio Turnover Risk: There may be times when the Advisor deems it advisable to substantially alter the composition of the portfolio. This may occur when the Advisor believes the market valuations are higher than normal. In such an event, the portfolio turnover rate may be as high as 400%, which may result in greater transaction costs. These costs could include brokerage commissions, markups or markdowns, which the Health Care Fund must pay. Also, the turnover rate could result in increased realized gains or losses to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax law.

Because of these risks the Health Care Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

FUND PERFORMANCE

The bar chart, line graph, and table that follow provide some indication of the risks of investing in the Health Care Fund by showing changes in the Fund's performance for the two years ended December 31, 2004. The Fund's return for the periods is compared to the S&P Healthcare Index. Please remember that the Health Care Fund's past performance is not necessarily an indication of the Fund's future performance. It may perform better or worse in the future.

                     [ANNUAL TOTAL RETURN BAR GRAPH]

The Health Care Fund's year-to-date return as of the most recent quarter, which ended March 31, 2005, was -0.79%.

Best Quarter:           Q2 2003           +6.60%
Worst Quarter:          Q1 2003           -4.61%


Average Annual Total Returns                  Past 1        Past 2
(for the period ending December 31, 2004)      Year         Years
--------------------------------------------------------------------
Return Before Taxes                            2.13%         3.17%
Return After Taxes on Distribution             1.92%         3.06%
Return After Taxes on Distribution
   and Sale of Health Care Fund Shares         1.25%         2.57%

S&P Healthcare Index*                          0.23%         6.57%

* The S&P Healthcare Index is a modified capitalization weighted index designed to measure the performance of companies in the health care field. The index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments, and products.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Health Care Fund.

     SHAREHOLDER FEES                                        None
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
          Management Fees                                   1.00%
          Distribution and/or Service (12b-1) Fees           None
          Other Expenses                                    2.60%
                                                           -------
          Total Annual Fund Operating Expenses              3.60%
          Net Expenses **                                   2.40%

** Net of reimbursements and waiver from Advisor of $6,269 in 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Health Care Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Health Care Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Health Care Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1 Year       3 Year       5 Year       10 Year
      $243         $748        $1,280        $2,736


MORE ABOUT INVESTMENT RISKS AND STRATEGIES

The following discussion provides additional information regarding a number of the risks associated with certain investments one or more of the funds may make. A more extensive discussion appears in the Statement of Additional Information.

About Fixed-Income Securities. Fixed-income securities -- sometimes referred to as "debt securities" -- include bonds, notes (including structured notes), mortgage-backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed-income securities may be issued by US or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed-income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The type of instrument, the issuer and the payment terms are all factors that will affect the volatility and the risk of loss associated with a particular fixed income issue. The "maturity" of a fixed income instrument and the "duration" of a portfolio of fixed income instruments also affect investment risk. The maturity of an individual security refers to the period remaining until the holders of the instrument are entitled to full payment of the principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measure the exposure of a portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration. This applies to the Adhia Short Term Advantage Fund.


Interest Rate Risk. Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to
increase when interest rates fall.   Thus, in periods of falling interest rates,
the yield of an investment portfolio that invests in fixed income securities will tend to be higher than the prevailing market rates, and in periods of rising interest rates, the yield of the portfolio will tend to be lower. This applies to the Adhia Short Term Advantage Fund.

Prepayment Risk and Extension Risk. Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, the portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues - securities backed by pools of loans -- payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value
of the instrument adversely.   This applies to the Adhia Short Term Advantage
Fund.

Credit Risk. Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organization, such as Standard & Poor's ("S&P") and Moody's. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated, and the funds may invest in un-rated securities if the Advisor determines that their quality is comparable to rated issues. This applies to the Adhia Short Term Advantage Fund.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities represent participations in (or are backed by) loans secured by real property. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets.
In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Because of their derivative structure
- the fact that their value is derived from the value of the underlying assets
- these securities are particularly sensitive to prepayment and extension risks noted above. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. This applies to the Adhia Short Term Advantage Fund.

About Temporary Investment Practices. It is the intention of the Fund that each of the Portfolios be fully invested in accordance with its respective investment objectives and policies at all times. The Advisor may attempt to maintain liquidity pending investment by investing up to 100% of the assets allocated to it by a particular Portfolio in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as Government Securities. The Portfolios may also invest in repurchase agreements secured by Government Securities or repurchase agreements secured by such securities, or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by the Advisor as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective. This applies to the Adhia Twenty Fund, Adhia Short Term Advantage Fund, and Adhia Health Care Fund.

About Other Permitted Instruments. If permitted under its respective investment objectives and policies, the Fund may borrow money from a bank for temporary emergency purposes, and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Fund will maintain a segregated account consisting of cash, Government Securities or high grade, liquid obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. To avoid potential leveraging effects of a Fund's borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Fund's total assets. Borrowings outstanding at any time will be limited to no more than 10% of a Fund's total assets. The Short Term Advantage Fund and the Health Care Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending fund. During the time securities are on loan, the borrower will pay to the lending fund any income that may accrue on the securities. The Fund may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. Neither Fund will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Fund's total assets. This applies to the Adhia Twenty Fund, Adhia Short Term Advantage Fund, and Adhia Health Care Fund.

The Advisor may acquire on behalf of the Health Care Fund, securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objectives and policies of that Fund. Investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the S&P 500 Composite Stock Price Index Depository Receipts ("SPDRs") or the S&P Mid-Cap 400 Index Depositary Receipts ("MidCap SPDRs"). Similarly structured instruments currently available in the securities markets or created in the future may also be acquired. SPDRs and MidCap SPDRs may be obtained from the issuing unit investment trust or purchased in the secondary market. Because the market value of these instruments is derived from the value of the equity securities held by the issuing unit investment trust, these instruments may be used by the Advisor to achieve market exposure pending investment. SPDRs and MidCap SPDRs are listed on the American Stock Exchange. Further information about these instruments is contained in the Statement of Additional Information. Generally, the Investment Company Act limits investments in instruments in other investment companies (including SPDRs, MidCap SPDRs and similar instruments) to 5% of the Fund's total assets. Provided certain requirements set forth in that Act are met, however, investments in excess of 5% of the Fund's assets may be made. SPDRs and similar instruments may be used by the Advisor to hedge against the relative value of the securities in which the acquiring portfolio primarily invests, facilitate the management of cash flows in or out of that portfolio or to achieve market exposure pending investment. This applies to the Adhia Health Care Fund.

MANAGEMENT OF THE FUNDS

Adhia Investment Advisors, Inc. (the "Advisor"), located at 1408 N. Westshore Blvd., Suite 611, Tampa, FL 33607, serves as the investment advisor and manager for each of the Funds. The Advisor, which was founded by Hitesh (John) P. Adhia in 1998, provides investment advisory services to individuals and institutional clients.

As the investment adviser to Adhia Funds, Inc., the Advisor:

     * Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Funds.

     * Develops the investment programs, selects portfolio managers and monitors the portfolio managers' investment programs and results.

Under the investment advisory agreements with the Advisor, each of the funds pay the Advisor an annual fee, based on the average daily net assets for each fund, as set forth below:

     FUND                              ADVISORY FEE
    -------------------------------------------------
     Twenty Fund                           1.00%
     Short Term Advantage Fund             0.75%
     Health Care Fund                      1.00%

The Advisor bears all of its own costs associated with providing these advisory services. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of fund shares.

PORTFOLIO MANAGER

Hitesh (John) P. Adhia, CPA serves as the Portfolio Manager for each of the Adhia Funds. Mr. Adhia has been in the finance industry since 1982, and currently serves as the President and Chief Investment Officer of Adhia Investment Advisors, Inc. Prior to forming Adhia Investment Advisors, Mr. Adhia was the founder and Managing Partner of a Tampa-based public accounting practice and also served as Acting CFO and Independent Advisor to the WellCare Group of Companies. Mr. Adhia has managed the Adhia Twenty Fund since its inception on January 1, 1999. Mr. Adhia also serves as the portfolio manager for the Adhia Short Term Advantage Fund and the Adhia Health Care Fund. Mr. Adhia received a BA and MS in Accounting from the University of South Florida and has been a CPA since 1990.

PRICING OF SHARES

The price at which investors purchase shares of each fund and at which shareholders redeem shares of each fund is called its net asset value. Each fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each fund calculates its net asset value based on the market price of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. Each fund will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. Each fund will process purchase and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM ADHIA FUNDS

1.   Read this Prospectus carefully

2. Determine the amount you want to invest, keeping in mind the following minimums:
                   a.   New accounts
                            * All Accounts                 $ 2,000
                   b.   Existing accounts
                            * Dividend reinvestment        No Minimum
                            * Automatic Investment Plan    $ 100
                            * All other methods            $ 1,000

3. Complete a Purchase Application, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. For your convenience, Purchase Applications and remittance forms, as well as other forms are available on-line at www.adhiafunds.com. If you have any questions, or to request additional information or forms, please call 1-800-627-8172.

4. Make your check payable to "Adhia Funds, Inc." All checks must be drawn on a U.S. Banks. Adhia Funds will not accept cash or third party checks. Unified Fund Services, Inc., the Adhia Fund's transfer agent, will charge a $25 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by Adhia Funds as a result.

5.   Send the application and check to:

                                              OVERNIGHT DELIVERY SERVICE
     FIRST CLASS MAIL                             OR REGISTERED MAIL
     Adhia Funds, Inc.                        Adhia Funds, Inc.
     C/o Unified Fund Services, Inc.          C/o Unified Fund Services, Inc.
     PO Box 6110                              431 N. Pennsylvania Street
     Indianapolis, IN 46206-6110              Indianapolis, IN 46204-1806

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUITIONS AND OTHERS

Some broker-dealers may sell shares of the Adhia Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to Adhia Funds or the Advisor. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

Adhia Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include Adhia Funds as investment alternatives in the programs they offer or administer. Servicing agents may:


     * Become shareholders of record for Adhia Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through the Servicing Agents are not subject to Adhia Funds' minimum purchase requirements.

     * Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from Adhia Funds.

     * Charge fees to their customers for the services they provide them.
       Also, Adhia Funds and/or the Advisor may pay fees to the Servicing Agents to compensate them for the services they provide their customers.

     * Be authorized to accept purchase orders on behalf of Adhia Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that a fund will process the purchase order at the net asset value that is determined following the Servicing Agent's (or its designee's) receipt of the customer's order.

If you decide to purchase shares through Servicing Agents, carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of Adhia Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with Adhia Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Adhia Funds within the period specified in its agreement with Adhia Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF ADHIA FUNDS

Adhia Funds may reject any Purchase Applications for any reason. Adhia Funds will not accept purchase orders made by telephone, unless they are from a Servicing Agent, which has an agreement with the Adhia Funds.

Adhia Funds will not issue certificates evidencing shares purchased. Adhia Funds will send investors a written confirmation for all purchases of shares.

Adhia Funds offer an automatic investment plan, which is a convenient way for shareholders to make purchases on a regular basis. Adhia Funds also offer the following retirement plans:

     * Traditional IRA        * Roth IRA       * Education IRA
     * Simple IRA             * SEP IRA

Investors can obtain additional information about the automatic investment plan and retirement plans by calling the Adhia Funds at 1-800-627-8172. Adhia Funds recommend that investors consult with a competent financial and tax advisor prior to investing in a retirement plan.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

1.   Prepare a letter of instruction containing:
       * account number(s)
       * the name of the fund(s)
       * the amount of money or number of shares being redeemed
       * the name(s) on the account
       * daytime phone number
       * additional information that Adhia Funds may require for redemption by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact Adhia Fund's transfer agent, Unified Fund Services, Inc., in advance, at 1-800-627-8172 if you have any questions.
2.   Sign the letter of instruction exactly as the shares are registered.
       * Joint ownership accounts must be signed by all owners.
3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:
       * The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.
       * The redemption proceeds are to be sent to an address other than the address of record.
     A notarized signature is not an acceptable substitute for a signature guarantee.

4.   Send the letter of instruction to:

                                             OVERNIGHT DELIVERY SERVICE
     FIRST CLASS MAIL                            OR REGISTERED MAIL
    -----------------------------------------------------------------------
     Adhia Funds, Inc.                        Adhia Funds, Inc.
     C/o Unified Fund Services, Inc.          C/o Unified Fund Services, Inc.
     PO Box 6110                              431 N. Pennsylvania Street
     Indianapolis, IN 46206-6110              Indianapolis, IN 46204-1806

     Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

HOW TO REDEEM (SELL) SHARES THROUGH CHECK WRITING - ADHIA SHORT TERM ADVANTAGE FUND ONLY

You may write checks against your account in amounts of $500 or more. These checks are provided free of charge; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Checks will only be honored if written against purchases that were made more than 10 days before the check is presented for payment. You cannot write a check to close an account. Check writing privileges is only offered by the Adhia Short Term Advantage Fund.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to redeem your shares.

PAYMENT OF REDEMPTION PROCEEDS

The redemption price per share you receive for redemption requests is the net asset value determined on the next day that the New York Stock Exchange is open. This will occur when:

     Unified Fund Services, Inc. receives your written request with all the Required information.

Unified Fund Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request with all the required information.

If you request in the letter of instruction, Unified Fund Services, Inc. will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Unified Fund Services, Inc. generally wires redemption proceeds on the business day following the calculation of the redemption price. Unified Fund Services, Inc. currently charges $12 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

The shareholders that redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of Adhia Funds, shareholders should consider the following:
     * The redemption may result in a taxable gain.
     * Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, this redemption, as well as redemption's of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.
     * Adhia Funds may delay the payment of redemption proceeds for up to seven days in all cases.
     * If you purchased shares by check, Adhia Funds may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).
     * Unified Fund Services, Inc. will transfer the redemption proceeds by Electronic Funds Transfer or by wire only if the shareholder has sent in a written request with a signature guarantee.
     * Adhia Funds reserves the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if it believes it is advisable to do so. Both Adhia Funds and Unified Fund Services, Inc. may modify or terminate its procedures for telephone redemption at any time. Neither Adhia Funds nor Unified Fund Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine; provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemption may be difficult to implement. If a Servicing Agent cannot contact Unified Fund Services, Inc. by telephone, it should make a redemption request in writing in the manner described earlier.

EXCHANGING SHARES

Shares of any of the Adhia Funds may be exchanged for shares of any other Adhia Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

     1. Read this Prospectus carefully.

     2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $2,000 minimum.

     3. Write to Adhia Funds, c/o Unified Fund Services, PO Box 6110 Indianapolis, IN 46206-6100

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Adhia Twenty Fund and Adhia Health Care Fund distribute substantially all of their net investment income and capital gains on an annual basis. The Adhia Short Term Advantage Fund distributes substantially all of its net investment income on a monthly basis. Adhia Funds automatically retain and reinvest dividends and capital gains distributions in additional shares for the shareholder at net asset value as of the close of business on the distribution date. You may request your distribution, if any, to be paid in cash by making a written request to Unified Fund Services, Inc., or by calling 1-800-627-8172.

Adhia Fund's distributions, whether received in cash or additional shares of a fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (both short-term and long-term). In managing each fund, the Advisor considers the tax effects of investment decisions to be of secondary importance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial performance for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

The 2004 financial highlights have been audited by Kirkland, Russ, Murphy & Tapp, P.A. The 2003 and prior financial highlights have been audited by Alan K. Geer, CPA, PA. Kirkland, Russ, Murphy & Tapp, P.A.'s audit report, along with Adhia Fund's financial statements, is included in the 2004 Annual Report, which is available upon request.

Per share income and capital changes for a share outstanding throughout the period is as follows:

ADHIA TWENTY FUND

Selected Per Share Data                      2004       2003       2002       2001       2000
                                           --------   --------   --------   --------   --------
Net asset value, beginning of period       $ 10.60    $  9.15    $ 10.91    $ 11.33    $ 11.61
Income (loss) from investment operations:
  Net investment income (loss) (a)           (0.10)     (0.12)     (0.09)      0.09       0.04
  Net realized and unrealized gain (loss)
   on investment transactions                (0.26)      1.57      (1.67)     (0.44)     (0.28)
                                           --------   --------   --------   --------   --------
Total from investment operations             (0.36)      1.45      (1.76)     (0.35)     (0.24)
Distributions of income                        -          -          -        (0.01)       -
Distributions of capital gains                 -          -          -        (0.06)     (0.04)
                                           --------   --------   --------   --------   --------
Net asset value, end of period             $ 10.24    $ 10.60    $  9.15    $ 10.91    $ 11.33
                                           --------   --------   --------   --------   --------

Total Return (%)                              (3.4)      15.8      (16.1)      (3.1)      (2.1)

Supplemental Data:
 Net assets, end of year ($ Thousands)     $ 2,636    $ 2,223    $   659    $ 1,637    $ 1,716
Ratio to average net assets:
 Expenses (%) (b)                              2.0        2.5        2.9        2.1        1.9
 Net expenses (%) (c)                          2.0        1.9        2.5        1.8        1.5
 Net investment income (loss) (%)             (1.0)      (1.2)      (0.8)       0.8        0.4
 Portfolio turnover rate (%)                    44         32         29         99         71

(a) Based on average shares outstanding during the period.
(b) Total expenses before reimbursements and waiver from Advisor.
(c) Net of reimbursements and waiver from Advisor.

ADHIA SHORT TERM ADVANTAGE FUND

Selected Per Share Data                             2004       2003       2002(b)
                                                  --------   --------   ---------
Net asset value, beginning of period              $ 10.00    $ 10.08    $ 10.00
Income (loss) from investment operations:
   Net investment income (loss) (a)                  0.18      0.23       0.11
   Net realized and unrealized gain (loss) on
     investment transactions                        (0.05)       0.03       0.04
                                                  --------   --------   ---------
Total from investment operations                     0.13       0.26       0.15
Distributions of income                             (0.18)     (0.21)     (0.06)
Distributions of capital gains                        -          -        (0.01)
Return of capital                                     -        (0.13)       -
                                                  --------   --------   ---------
Net asset value, end of period                    $  9.95    $ 10.00    $ 10.08
                                                  --------   --------   ---------
Total Return (%) (c)                                  1.3        2.6        1.5

ADHIA SHORT TERM ADVANTAGE FUND - Continued         2004       2003       2002(b)
                                                  --------   --------   ---------
Supplemental Data
 Net assets, end of period ($ Thousands)          $   839    $   826    $   916
Ratio to average net assets:
 Expenses (%) (d) (e)                                 2.9        2.0        2.5
 Net expenses (%) (f)                                 1.5        1.7         -
 Net investment income (loss) (%) (d)                 1.8        2.3        2.5
 Portfolio turnover rate (%)                           -          -         106

(a) Based on average shares outstanding during the period.
(b) For the period from July 24, 2002 to December 31, 2002.
(c) Not annualized for partial year 2002.
(d) Annualized for partial year 2002.
(e) Total expenses before reimbursement and waiver from Advisor.
(f) Net of reimbursements and waiver from Advisor.


ADHIA HEALTH CARE FUND

Selected Per Share Data                             2004       2003       2002(b)
                                                  --------   --------   ---------
Net asset value, beginning of period              $  9.88    $  9.48    $ 10.00
Income (loss) from investment operations:
   Net investment income (loss) (a)                 (0.15)     (0.16)     (0.06)
   Net realized and unrealized gain (loss) on
     Investment transactions                         0.36       0.56      (0.46)
                                                  --------   --------   ---------
Total from investment operations                     0.21       0.40      (0.52)
Distributions of capital gains                      (0.06)       -          -
                                                  --------   --------   ---------
Net asset value, end of period                    $ 10.03    $  9.88    $  9.48
                                                  --------   --------   ---------
Total Return (%) (c)                                  2.1        4.2       (5.2)

Supplemental Data
 Net assets, end of period ($ Thousands)          $   525    $   509    $   134
Ratio to average net assets:
 Expenses (%) (d) (e)                                 3.6        3.3        8.6
 Net expenses (%) (d) (f)                             2.4        2.0        2.3
 Net investment income (loss) (%) (d)                (1.5)      (1.6)      (1.5)
 Portfolio turnover rate (%)                           13         31         18

(a) Based on average shares outstanding during the period.
(b) For the period from July 24, 2002 to December 31, 2002.
(c) Not annualized for partial year 2002.
(d) Annualized for partial year 2002.
(e) Total expenses before reimbursements and waiver from Advisor.
(f) Net of reimbursements and waiver from Advisor.

Adhia Fund, Inc.                                           April 29, 2005
1408 N. Westshore Blvd., Suite 611
Tampa, FL 33607
(813) 289 8440 Phone
(813) 289 8849 Fax

ADDITIONAL INFORMATION

The Prospectus, which should be retained for future reference, is designed to set forth concisely the information you should know before making an investment. To learn more about Adhia Funds you may want to read Adhia Funds' Statement of Additional Information (or "SAI"), which contains additional information about Adhia Funds. Adhia Funds has incorporated by reference the SAI into the Prospectus. This means that you should consider the content of the SAI to be part of the Prospectus.

You also may learn more about Adhia Funds' investments by reading the Adhia Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of Adhia Funds during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling Unified Fund Services, Inc. at 1-800-627-8172.

Prospective investors and shareholders who have questions about Adhia Funds may also call the following number or write to the following address:

     Adhia Funds, Inc.
     1408 N. Westshore Blvd., Suite 611
     Tampa, FL 33607
     Tel:  813-289-8440
     Fax: 813-289-8849
     www.adhiafunds.com

The general public can review and copy information about Adhia Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Please call (202) 942-8090 for information on the operations of the Public Reference Room. Reports and other information about Adhia Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-0102

Please refer to Adhia Funds' Investment Company Act File No. 811-08775 when seeking information about Adhia Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             April 29, 2005




                                 ADHIA FUNDS, INC.



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Adhia Funds, Inc. (the "Company") dated April 29, 2005. Copies of the Prospectus can be obtained by writing to Adhia Funds, Inc., 1408 N. Westshore Blvd., Suite 611, Tampa, FL, 33607 or by calling
(813) 289-8440.

The following financial statements are incorporated by reference to the Adhia Funds, Inc. (File No. 811-08775) 2004 Annual Report, dated December 31, 2004, as filed with the Securities and Exchange Commission on March 1, 2005:

            Independent Certified Public Accountants' Report
            Statement of Assets and Liabilities
            Statement of Operations
            Statements of Changes in Net Assets
            Schedule of Investments
            Notes to Financial Statements
            Financial Highlights

Shareholders may obtain a copy of the 2004 Annual Report, without charge, by calling 1-800-627-8172 or visiting our web site at www.adhiafunds.com

                               TABLE OF CONTENTS                          PAGE

ADHIA FUNDS, INC.              FUND HISTORY AND CLASSIFICATION               2
1408 N. Westshore Blvd.        INVESTMENT RESTRICTIONS                       2
Suite 611                      INVESTMENT CONSIDERATIONS                     5
Tampa, FL  33607               DIRECTORS AND OFFICERS OF THE COMPANY        11
Tel: 813-289-8440              PRINCIPAL SHAREHOLDERS                       13
Fax: 813-289-8849              INVESTMENT ADVISOR AND ADMINISTRATOR         14
www.adhiafunds.com             DETERMINATION OF NET ASSET VALUE AND
                                 PERFORMANCE                                15
                               DISTRIBUTION OF SHARES                       17
                               RETIREMENT PLANS                             17
                               AUTOMATIC INVESTMENT PLAN                    19
                               REDEMPTION OF SHARES                         19
                               ALLOCATION OF PORTFOLIO BROKERAGE            19
                               CUSTODIAN                                    20
                               TRANSFER AGENT                               20
                               TAXES                                        20
                               SHAREHOLDER MEETINGS                         21
                               CAPITAL STRUCTURE                            21
                               DESCRIPTION OF SECURITIES RATINGS            22
                               INDEPENDENT ACCOUNTANTS                      22
                               CODE OF ETHICS                               23
                               PART C                                       23

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS DATED APRIL 29, 2005, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ADHIA FUNDS, INC.

THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES.




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FUND HISTORY AND CLASSIFICATION

Adhia Funds, Inc. (the "Company") was incorporated under the laws of Maryland on January 27, 1998 and is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company presently consists of three portfolios, the Adhia Twenty Fund (the "Twenty Fund"), the Adhia Short Term Advantage Fund (the "Short Term Advantage Fund"), and the Adhia Health Care Fund (the "Health Care Fund").

INVESTMENT RESTRICTIONS

ADHIA TWENTY FUND

As set forth in the Company's Prospectus, dated April 29, 2005, under the caption "TWENTY FUND" "Investment Objective" and "Portfolio Investment Strategies," the investment objective of the Adhia Twenty Fund (the "Twenty Fund") is capital appreciation. Consistent with its investment objective, the Twenty Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Twenty Fund's shares present or represented at a stockholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     (1) The Twenty Fund will not act as underwriter for securities of other issuer except insofar as the fund may be deemed an underwriter in selling its own portfolio securities.

     (2) The Twenty Fund will not borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchase and sale of securities for temporary or emergency purposes in an amount not exceeding 10% of the value of its total assets.

     (3) The Twenty Fund will not sell securities short.

     (4) The Twenty Fund will not invest 20% or more of the value of its total assets, determined at the time an investment is made, exclusive of U. S. government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Twenty Fund will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the 1940 Act.

     (5) The Twenty Fund will not make investments in commodities, commodity contracts or real estate, although the fund may purchase and sell securities of companies which deal in real estate or interest therein.

     (6) The Twenty Fund will not make loans. The purchase of a portion of a readily marketable issue of publicly distributed bond, debentures or other debt securities will not be considered as making a loan.

     (7) The Twenty Fund will not acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

     (8) The Twenty Fund will not invest in companies for the purpose of acquiring control.

     (9) The Twenty Fund will not purchase or retain securities of any issuer if those officers and directors of Adhia Funds or its Investment Advisors owning individually more than 0.5 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

     (10) The Twenty Fund will not pledge or mortgage any of its assets.

     (11) The Twenty Fund will not invest in securities that may be subject to registration under the Securities Act of 1933 (the "1933 Act") prior to sale to the public or that are not at the time of purchase readily salable.

     (12) The Twenty Fund will not invest more than 5% of the total fund assets, taken at market value at the time of purchase, in a single issue.

     (13) The Twenty Fund will not invest in more than twenty-five different stocks at one time.

ADHIA SHORT TERM ADVANTAGE FUND

As set forth in the Company's Prospectus, dated April 29, 2005, under the caption "SHORT TERM ADVANTAGE FUND" "Investment Objective" and "Portfolio Investment Strategies," the investment objective of Adhia Short Term Advantage Fund (the "Short Term Advantage Fund") is income. Consistent with its investment objective, the Fund has adopted several investment restrictions some of which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Short Term Advantage Fund's shares present or represented at a stockholders meeting at which at the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund. Other restrictions are considered non-fundamental and may be changed by a vote of the Board of Directors and proper notice to shareholders when required by the 1940 Act. The fundamental and non-fundamental investment restrictions are listed below:

Fundamental Investment Restrictions:

     (1) The Short Term Advantage Fund will not act as underwriter for securities of other issuer except insofar as the fund may be deemed an underwriter in selling its own portfolio securities.

     (2) The Short Term Advantage Fund will not borrow money or purchase securities on margin, but may (a) obtain such short term credit as may be necessary for clearance of purchase and sale of securities for temporary or emergency purposes; and (b) may engage in reverse repurchase agreements for any purpose, provided that (a) and (b) in combination do not exceed 33 1/3% of the value of the Short Term Advantage Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

     (3) The Short Term Advantage Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U. S. government or its agency securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Fund will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the 1940 Act.

     (4) The Short Term Advantage Fund will not make investments in commodities, commodity contracts or real estate, although the fund may purchase and sell securities of companies, which deal in real estate or interest therein.

     (5) The Short Term Advantage Fund will not make loans to others, provided that this restriction shall not be construed to limit (a) purchases of readily marketable issues of publicly distributed bonds, debentures, or other debt securities or repurchase agreements in accordance with the Short Term Advantage Fund's investment objectives and policies, and (b) loans of portfolio securities in the manner described in the Company's Prospectus. The fund may make loans of securities some time in the future by not including it in the Prospectus at this time, but by stating that it will not be done until such disclosure is approved by the Board, added to the Prospectus, and distributed to shareholders.

     (6) The Short Term Advantage Fund will not invest in companies for the purpose of acquiring control.

     (7) The Short Term Advantage Fund will not invest more than 5% of the total fund assets, taken at market value at the time of purchase, in a single issue, exclusive of U. S. government and its agency securities, and repurchase agreements secured by such obligations, or securities issued by other investment companies, if as a result of such purchase, more than 5% of the total assets of the fund would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, the fund would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the fund's assets may be invested without regard to this limitation.

     (8) The Short Term Advantage Fund will not pledge, hypothecate or mortgage any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with the Short Term Advantage Fund's permitted use of options, futures contracts and similar derivative financial instruments described in the fund's Prospectus.

     (9) Issue senior securities, as defined in the 1940 Act, provided that this restriction shall not be deemed to prohibit the Short Term Advantage Fund from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts and similar derivative financial instruments described in the Company's Prospectus shall not constitute issuance of a senior security.

Non-Fundamental Investment Restrictions:

     (10) The Short Term Advantage Fund will not sell securities short.

     (11) The Short Term Advantage Fund will not invest 20% or more of the value of its total assets, determined at the time an investment is made, exclusive of U. S. government or its agency securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Fund will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the 1940 Act.

     (12) The Short Term Advantage Fund will not purchase or retain securities of any issuer if those officers and directors of the fund or its Investment Advisors owning individually more than 0.5 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

     (13) The Short Term Advantage Fund will not invest in securities that may be subject to registration under the 1933 Act prior to sale to the public or that are not at the time of purchase readily salable.

     (14) A Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act.

An investment restriction applicable to the Short Term Advantage Fund shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of the fund, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the fund may make commitments more restrictive than those described above. Should the fund determine that any such commitment might no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

ADHIA HEALTH CARE FUND

As set forth in the Company's Prospectus, dated April 29, 2005, of the Company under the caption "HEALTH CARE FUND" "Investment Objective" and "Portfolio Investment Strategies," the investment objective of Adhia Health Care Fund (the "Health Care Fund") is capital appreciation. Consistent with its investment objective, the Fund has adopted the following investment restrictions some of which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Health Care Fund's shares present or represented at a stockholders meeting at which at the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund. Other restrictions are considered non-fundamental and may be changed by a vote of the Board of Directors and proper notice to shareholders when required by the 1940 Act. The fundamental and non-fundamental investment restrictions are listed below:

Fundamental Investment Restrictions:

     (1) The Health Care Fund will not act as underwriter for securities of other issuer except insofar as the fund may be deemed an underwriter in selling its own portfolio securities.

     (2) The Health Care Fund will not borrow money or purchase securities on margin, but may (a) obtain such short term credit as may be necessary for clearance of purchase and sale of securities for temporary or emergency purposes; and (b) may engage in reverse repurchase agreements for any purpose, provided that (a) and (b) in combination do not exceed 33 1/3% of the value of the Health Care Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

     (3) The Health Care Fund will not make investments in commodities, commodity contracts or real estate, although the fund may purchase and sell securities of companies, which deal in real estate or interest therein.

     (4) The Health Care Fund will not make loans to others, provided that this restriction shall not be construed to limit (a) purchases of readily marketable issues of publicly distributed bonds, debentures, or other debt securities or repurchase agreements in accordance with the Health Care Fund's investment objectives and policies, and (b) loans of portfolio securities in the manner described in the Company's Prospectus. The fund may make loans of securities some time in the future by not including it in the Prospectus at this time, but by stating that it will not be done until such disclosure is approved by the Board, added to the Prospectus, and distributed to shareholders.

     (5) The Health Care Fund will not invest in companies for the purpose of acquiring control.

     (6) The Health Care Fund will not invest more than 5% of the total fund assets, taken at market value at the time of purchase, in a single issue exclusive of U. S. government and its agency securities, repurchase agreements secured by such obligations, or securities issued by other investment companies, if as a result of such purchase, more than 5% of the total assets of the Fund would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, the Fund would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

     (7) The Health Care Fund will not pledge, hypothecate or mortgage any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with the Health Care Fund's permitted use of options, futures contracts and similar derivative financial instruments described in the Fund's Prospectus.

     (8) Issue senior securities, as defined in the 1940 Act, provided that this restriction shall not be deemed to prohibit the Health Care Fund from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts and similar derivative financial instruments described in the fund's Prospectus shall not constitute issuance of a senior security.

Non-Fundamental Investment Restrictions:

     (9) The Health Care Fund will not sell securities short.

     (10) The Health Care Fund will not purchase or retain securities of any issuer if those officers and directors of the fund or its Investment Advisors owning individually more than 0.5 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

     (11) The Health Care Fund will not invest in securities that may be subject to registration under the 1933 Act prior to sale to the public or that are not at the time of purchase readily salable.

     (12) A Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act.

     (13) The Health Care Fund will not invest in companies other than Health Care and Related fields. However, fund may invest in cash, money market instruments, ADRs, US Government Securities and repurchase agreements.

An investment restriction applicable to the Health Care Fund shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of the Fund, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than those described above. Should the Fund determine that any such commitment might no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

INVESTMENT CONSIDERATIONS

The Prospectus describes Adhia Funds' principal investment strategies and risks. These sections expand on this discussion and also describe non-principal investment strategies and risks.

MONEY MARKET INSTRUMENTS

Each fund may invest in cash and money market securities. The funds may do so to "cover" investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the funds invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Under a repurchase agreement, a fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. Adhia Funds will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities. The Advisor will monitor the creditworthiness of each of the firms, which is a party to a repurchase agreement with the funds. In the event of a default or bankruptcy by the seller, the fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the funds in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the fund would suffer a loss. The fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of Adhia Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

Adhia Funds may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses Adhia Funds bears directly in connection with its own operations, as a shareholder of another investment company, Adhia Funds would bear its pro-rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by Adhia Funds' shareholders

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-Backed Securities. The Short Term Advantage Fund may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. The Short Term Advantage Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Mortgage-backed securities include securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series, which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Portfolios do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.

Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not increase as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life.
The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by the Short Term Advantage Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of the Short Term Advantage Fund with a portfolio maturity policy and make needed adjustments to comply with the Fund's policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Asset-Backed Securities. The Short Term Advantage Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments.

HEDGING INSTRUMENTS

Options. To the extent indicated in the Adhia Funds' Prospectus, certain Funds may, consistent with its investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. A Fund may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. Options may be used only for the purpose of reducing investment risk and not for speculative purposes. The following discussion sets forth certain information relating to the types of options that the Funds may use, together with the risks that may be associated with their use.

About Options on Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash. Options may be traded on an exchange or in the over-the-counter markets.

Option Purchases. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

Option Writing. Call options may be written (sold) by the Funds. Generally, calls will be written only when, in the opinion of the Advisor, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of the Advisor, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is "covered." For this purpose, "covered" means that, so long as the Fund that has written (sold) the option is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Fund that has written (sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

Options on Securities Indices. Options on securities indices may by used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the portfolio to be hedged. Options on stock indices are settled exclusively in cash.

Risk Factors Relating to the Use of Options Strategies. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges might be closed by effecting a "closing purchase transaction," (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a fund is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

Futures Contracts And Related Instruments. To the extent indicated in the Prospectus, the funds may use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A fund may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies. In particular, a fund may not commit more than 5% of its net assets, in the aggregate, to margin deposits on futures contracts or premiums for options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the funds may use, together with the risks that may be associated with their use.

About Futures Contracts and Options on Futures Contracts. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for "delivery" of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

Stock Index Futures Contracts. A fund may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a fund is not fully invested.
This strategy would serve as a temporary substitute for the purchase of individual stocks, which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.

Futures Contracts on Debt Securities. Futures contracts on debt securities often referred to as "interest rate futures," obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Fund may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Fund or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Fund. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller's futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

Risk Considerations Relating to Futures Contracts and Related Instruments. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading "Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies." In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a fund may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a fund will be correct.

Margin and Segregation Requirements Applicable to Futures Related Transactions. When a purchase or sale of a futures contract is made by a fund, that fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will value its open futures positions at market.

A Fund will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. When selling a futures contract, a Fund will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

When selling a call option on a futures contract, a Fund will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Other Hedging Instruments. As permitted under the Investment Company Act, a Fund may invest up to 5% of its total assets in securities of other investment companies but may not acquire more than 3% of the voting securities of the investment company. Generally, the Funds do not make such investments.
Certain of the Funds may, however, invest in instruments known as Standard & Poor's Depositary Receipts or "SPDRs" as part of each portfolio's overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Fund invests and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies are not for speculative purposes and are otherwise consistent with the investment policies and restrictions adopted by the Fund. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Fund Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a "Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Fund Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

PORTFOLIO TURNOVER POLICY:

Adhia Funds does not propose to purchase securities for short term trading in the ordinary course of operations. However, there may be times when the management deems it advisable to substantially alter the composition of the portfolio when the Fund Advisor believes market valuation are higher than normal. In this event, the portfolio turnover rate might be substantially high. The portfolio turnover rate of the Adhia Twenty Fund for the year 2004 was 44%. The portfolio turnover rate of the Adhia Short Term Advantage Fund for the year 2004 was zero. The portfolio turnover rate of the Adhia Health Care Fund for the year 2004 was 13%.

NON-DIVERSIFICATION POLICY:

The Twenty Fund and the Health Care Fund are classified as being non-diversified which means that they may invest a relatively high percentage of their assets in the obligations of a limited number of issues. These Funds, therefore, may be more susceptible than more widely diversified funds to any single economic, political, or regulatory occurrence.

DIRECTORS AND OFFICERS OF THE COMPANY

As a Maryland corporation, the business and affairs of the Company are managed by its board of directors. The name, address, principal occupation during the part five years, and other information with respect to each of the directors and officers of the Fund are as follows:

Pravin (P-D) D. Patel            Age 60
17605 Hackamore Place
Lutz, FL 33549
(A NON-INTERESTED DIRECTOR OF THE FUND)

Mr. Patel is currently the Administrator of Forrest Hills Health Care, Inc. and has served in this capacity since February 1991. In addition to the Board of Adhia Funds, Mr. Patel also sits on the Advisory Board of the IndoUS Chamber of Commerce and Gujarati Samaj of Tampa Bay. Mr. Patel also serves as the Chairman of Charotar Patidar Samaj. Mr. Patel holds a BS in Mechanical Engineering from Baroda University, an MS in Mechanical Engineering from Villanova University, and an MBA from Widner University.

Dr. Thomas L. Wheelen            Age 69
4981 Bacopa Lnae South, Apt. 301
St. Petersburg, FL  33715
(A NON-INTERESTED DIRECTOR OF THE FUND)

Thomas L. Wheelen, is a Professor of Strategic Management at the University of South Florida, and was formerly the Ralph A. Beeton Professor of Free Enterprise at the McIntire School of Commerce, University of Virginia. He was awarded Fullbright Scholar and has served as a Visiting Professor at both the University of Arizona and Northeastern University. In 1999, the International Board of Directors of the Society for Advancement of Management (SAM) awarded Dr. Wheelen the Phil Carroll Advancement of Management Award in Strategic Management. Dr. Wheelen has worked in management positions for General Electric and the U.S. Navy and has been active as a consultant and trainer to business corporations, as well as to federal and state government agencies.

In addition to the Board of Adhia Funds, Dr. Wheelen serves on the Board of The Society for Advancement of Management and on the Editorial Board of SAM Advanced Management Journal. Previously, Dr. Wheelen served on the Board of Directors of Lazer Surgical Software, Inc., and on the Journal of Management and Journal of Management Case Studies.

Hitesh (John) P. Adhia*          Age 41
5102 Longboat Blvd
Tampa, FL  33615
(PRESIDENT, TREASURER, AND A DIRECTOR OF THE FUND)

Hitesh (John) P. Adhia has been in the finance industry since 1982, and currently serves as the President and Chief Investment Officer of Adhia Investment Advisors, Inc. Prior to forming Adhia Investment Advisors, Mr. Adhia was the founder and Managing Partner of a Tampa-based public accounting practice and also served as Acting CFO and Independent Advisor to the Wellcare Group of Companies. Mr. Adhia has managed the Adhia Twenty Fund, a no-load mutual fund, since its inception on January 1, 1999. Mr. Adhia also serves as the portfolio manager for the Adhia Short Term Advantage Fund and the Adhia Health Care Fund. Mr. Adhia received a BA and MS in Accounting from the University of South Florida and has been a CPA since 1990.

Anil D. Amlani*                  Age 30
6503 Crystal Brook Dr.
Tampa, FL 33625
(SECRETARY AND A DIRECTOR OF THE FUND)

Anil D. Amlani is a Director of Adhia Funds and oversees research in the Energy and Basic Materials sectors. Mr. Amlani is currently a Process Controls Engineer with IMC Global. Previously, Mr. Amlani was employed as a Process Engineer for HydrogenSource, an alternative fuel research and engineering firm. Prior to HydrogenSource, Mr. Amlani held several positions with Champion Paper
before its acquisition by International Paper.   Mr. Amlani received a BS in
Chemical Engineering from the University of South Florida, and an MS in Chemical Engineering from the Georgia Institute of Technology.

Carol K. McAllister              Age 35
11707 Gothic Lane
Tampa, FL  33626
(CHIEF FINANCIAL OFFICER)

Carol K. McAllister, CPA, is the Fund's Chief Financial Officer. Ms. McAllister has over ten years of extensive SEC experience with publicly traded companies in various capacities. Ms. McAllister's experiences include: Chief Accounting Officer of health care company, Corporate Controller of a chemical company and a racetrack, Financial Reporting Manager of a fence manufacturer, and Senior Associate of Coopers & Lybrand, L.L.P. Ms. McAllister holds a BS from Rensselaer Polytechnic Institute.

* denotes interested Director.

The table below set forth the compensation paid by the Company to each of the Directors of the Company for the year ended December 31, 2004;

                        Aggregate         Pension or     Estimated     Total Compensation
                    Compensation From     Retirement       Annual         Fund and Fund
                       Fund Part of        Benefits     Benefits upon      Complex Paid
Name of Person        Fund Expenses        Accrued       Retirement        to Directors
------------------------------------------------------------------------------------------
Pravin D. Patel          $ 500               $  -          $   -              $  500
Dr. Thomas L. Wheelen    $ 500               $  -          $   -              $  500
Hitesh P. Adhia          $   -               $  -          $   -              $    -
Anil D. Amlani           $   -               $  -          $   -              $    -

PRINCIPLE SHAREHOLDERS

Set forth below are the names and addresses of all holders of the Fund's Common Stock who as of April 8, 2005 owned of record or beneficially owned more than 5% of the then outstanding shares of the Fund's Common Stock as well as the number of shares of the Fund's Common Stock beneficially owned by Hitesh P. Adhia and all officers and directors of the Fund as a group.

ADHIA TWENTY FUND

                                    Percentage of            Number of
Name and Address                      Ownership            Shares Owned
-------------------------------------------------------------------------
Kiran C. Patel
11609 Carrollwood Drive
Tampa, FL  33618                        31.63%               82,072.993

Pallavi K. Patel
11609 Carrollwood Drive
Tampa, FL  33618                        10.76%               27,916.303

Hitesh P. Adhia
5102 Longboat Blvd.
Tampa, FL  33615                        13.88%               36,016.234

Officers & Directors as
a group (5 persons) *                   15.48%               40,160,037

* includes assets of entities controlled by Hitesh P. Adhia.


ADHIA SHORT TERM ADVANTAGE FUND

                                     Percentage of          Number of
Name and Address                       Ownership          Shares Owned
-------------------------------------------------------------------------
Pradip C. Patel
3107 Mossvale Ln
Tampa, FL 33618                          31.98%             27,296.618

Vimalkumar C. Patel
19722 Lake Osceola Ln
Odessa, FL 33556                         25.15%             21,471.040

Officers & Directors as
a group (5 persons) *                     4.44%              3,793.966

* includes assets of entities controlled by Hitesh P. Adhia.

ADHIA HEALTH CARE FUND

                                     Percentage of          Number of
Name and Address                       Ownership          Shares Owned
-------------------------------------------------------------------------
Kiran C. Patel
11609 Carrollwood Drive
Tampa, FL  33618                         42.93%             22,333.531

Hitesh P. Adhia*
5102 Longboat Blvd
Tampa, FL 33615                          25.67%             13,353.829

Pallavi K. Patel
11609 Carrollwood Drive
Tampa, FL  33618                         14.59%              7,587.709

Helen Vasiloudes
12108 Marblehead Drive
Tampa, FL  33615                          5.67%              2,947.590

Panayiotis Vasiloudes
12108 Marblehead Drive
Tampa, FL  33615                          5.27%              2,743.136

Officers & Directors as
a group (4 persons)*                     25.67%             13,353.829

* includes assets of entities controlled by Hitesh P. Adhia.

No person is deemed to "control," as that term is defined in the 1940 Act, the Fund and the Company. The Company does not control any person.

INVESTMENT ADVISOR AND ADMINISTRATOR

Adhia Investment Advisors, Inc. (the "Advisor") is a Florida corporation that acts as the Investment Advisor to each of the funds. Mr. Hitesh (John) P. Adhia is the majority shareholder, director and officer of the Investment Advisor and is also the president of Adhia Funds. Adhia Investment Advisors, Inc. has been the advisor for the Adhia Twenty Fund since its inception on January 1, 1999.

Adhia Funds has a management and advisory contract with the Adhia Investment Advisors, Inc. Under the Agreement, the Advisor will furnish investment advice to each of the funds on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed of. Prior to approving the management and advisory contract, the Board of Directors reviewed the pertinent information discussed the relevant factors (including similar fund manager's fee structure, performance comparison, and quality of service) and as required by Section 15(c) of the Investment Company Act of 1940.

The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of Adhia Funds on not more than 60 days' written notice to the Advisor. Adhia Funds' officers and directors make ultimate decisions as to the investment policies. For investment advisor's services the Adhia Funds has agreed to pay to Adhia Investment Advisors, Inc. a fee of 1.00% per year on the net assets of the Twenty Fund and Health Care Fund. For the Short Term Advantage Fund, Adhia Funds has agreed to pay Adhia Investment Advisors, Inc. 0.75% per year on its net assets. All fees are computed on the average daily closing net asset value of the respective fund and are payable monthly. The fee is higher than the fee paid by most other funds because of the expected smaller size of the funds.

The Advisor has agreed to reimburse each of the funds to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the daily net assets of the fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which it shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 2.50%. As of the date of this Statement of Additional Information the percentage applicable to each of the funds is 2.50% on the first $30,000,000 of its daily net assets, 2.00% on the next $70,000,000 of its daily net assets and 1.50% on daily net assets in excess of $100,000,000. Adhia Funds monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a fund exceeds the expense limitation, the fund creates an account receivable from the Advisor for the amount of such excess. In such a situation the monthly payment of the Advisor's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the fund's fiscal year if accrued expenses thereafter fall below this limit.

The Advisor is also the administrator to Adhia Funds. Pursuant to an administration agreement (the "Administration Agreement") between Adhia Funds and the Advisor, the Advisor supervises all aspects of each of Adhia Funds operations except those performed by it as investment advisor. In connection with such supervision the Advisor prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the fund's net asset value, responds to shareholder inquiries, prepares the Adhia Funds' financial statements and tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the fund's financial accounts and records and generally assists in all respects of the fund's operations. For the foregoing, the Advisor receives a monthly fee of 1/12 of 0.1% (0.1% per annum) of the first $30,000,000 of daily net assets of Adhia Funds, and 1/12 of 0.05%(0.05% per annum) of daily net assets of the Fund over $30,000,000. Each of Adhia Funds pays all of its expenses not assumed by the Advisor pursuant to the Advisory Agreement or the Administration Agreement described below including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the 1933 Act and 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses in connection with portfolio transactions. Adhia Funds also pays the fees of directors who are not interested persons of the Advisor or officers or employees of Adhia Funds, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Adhia Funds assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Adhia Funds, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement will remain in effect as long as its continuance is specifically approved at least annually by the Board of Directors of the Company. Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the Adhia Funds' stockholders, on sixty days' written notice to the Advisor, and by the Advisor on the same notice to the Company and that they shall be automatically terminated if they are assigned.

The Advisory Agreement and the Administration Agreement provide that the Advisor shall not be liable to Adhia Funds or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether for a similar or dissimilar nature, and render services to others.

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

The "Net Asset Value" of each of the Adhia Funds will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except for scheduled holidays as determined by the New York Stock Exchange.

The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. The market value of securities listed on a national exchange is determined to be the last recent sale price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market.

Short term paper (debt obligations that mature in less than 61 days) is valued at amortized cost, which approximates market value. Other assets are valued at fair value as determined in good faith by the Board of Directors.

Any total rate of return quotation for each of the Adhia Funds will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions, which were made by Adhia Funds during that period. Any period total rate of return quotation of Adhia Funds will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment is $10,000 at the beginning of the period by 10,000. The net change in the value of a shareholder account is determined by subtracting $10,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of any of the Adhia Funds will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $10,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

The foregoing computation may also be expressed by the following formula:

                        n
                P(1 + T)    = ERV

     P      =  a hypothetical initial payment of $10,000
     T      =  average annual total return
     n      =  number of years
     ERV    =  ending redeemable value of a hypothetical
               $10,000 payment made at the beginning of the stated periods through the end of the stated periods

Any average annual compounded rate of return (after taxes on distributions) will be calculated in accordance with the following formula:

                        n
                P(1 + T)    = ATVD

     P      =  a hypothetical initial payment of $10,000
     T      =  average annual total return (after taxes on
               redemptions)
     n      =  number of years
     ATVD   =  ending redeemable value of a hypothetical
               $10,000 investment made at the beginning of the stated period at the end of the stated period after taxes on distributions but not after taxes on redemptions.

This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVD) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Any average annual compounded rate of return (after taxes on distributions and redemptions) will be calculated in accordance with the following formula:

                        n
                P(1 + T)    = ATVDR

     P      =  a hypothetical initial payment of $10,000
     T      =  average annual total return (after taxes on
               distributions and redemptions)
     n      =  number of years
     ATVDR  =  ending redeemable value of a hypothetical
               $10,000 investment made at the beginning of the stated period at the end of the stated period after taxes on distributions and redemptions.

This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVDR) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations as well as by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gains of the appropriate character in effect on the redemption date in accordance with federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.

TWENTY FUND

The results below show the value of an assumed initial investment of $10,000 made on January 1, 2004, 2000, and 1999 through December 31, 2004, assuming the reinvestment of all dividends and distributions.

                                                                    Since the effective
Average Annual Total Returns              Past 1      Past 5            date of the
(for the year ending December 31, 2004)    Year       Years       Twenty Fund (01/01/99)
-------------------------------------------------------------------------------------------
Return Before Taxes                        $ 9,660    $ 8,908             $11,550
Return After Taxes on Distribution         $ 9,660    $ 8,878             $11,258
Return After Taxes on Distribution
     and Sale of Twenty Fund Shares        $ 9,779    $ 9,046             $11,069


SHORT TERM ADVANTAGE FUND

The results below show the value of an assumed initial investment of $10,000 made on January 1, 2004 and 2003 through December 31, 2004, assuming the reinvestment of all dividends and distributions.

Average Annual Total Returns                   Past 1      Past 2
(for the year ending December 31, 2004)         Year       Years
------------------------------------------------------------------
Return Before Taxes                            $10,130     $10,391
Return After Taxes on Distribution             $10,067     $10,235
Return After Taxes on Distribution and
  Sale of Short Term Advantage Fund Shares     $10,044     $10,176

HEALTH CARE FUND

The results below show the value of an assumed initial investment of $10,000 made on January 1, 2004 and 2003 through December 31, 2004, assuming the reinvestment of all dividends and distributions.

Average Annual Total Returns                   Past 1      Past 2
(for the year ending December 31, 2004)         Year       Years
------------------------------------------------------------------
Return Before Taxes                            $10,213     $10,643
Return After Taxes on Distribution             $10,192     $10,622
Return After Taxes on Distribution and
  Sale of Short Term Advantage Fund Shares     $10,125     $10,520

The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of a fund in the future. An investment in any of the Adhia Funds will fluctuate in value and at redemption its value may be more or less than the initial investment. Each of the funds may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. is an independent service that ranks over 1,000 mutual funds based upon total return performance). Adhia Funds may also compare their performance to the Dow Jones Industrial Average, Dow Jones Health Care Index, Goldman Sachs Healthcare Index, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, Russell 2000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 Year Government Index, Merrill Lynch 1-2.99 Years Treasury Index, Salomon Government Sponsored 1-3 years, and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

DISTRIBUTION OF SHARES

Adhia Funds acts as its own distributor. Adhia Funds does not pay any broker commission on 12b(1) rebate to any parties. However, the Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of fund shares.

RETIREMENT PLANS

Each of the funds offers the following retirement plans that may be funded with purchases of shares of a fund and may allow investors to reduce their income taxes:

INDIVIDUAL RETIREMENT ACCOUNTS

Individual shareholders may establish their own Individual Retirement Account ("IRA"). Adhia Funds currently offers a Traditional IRA, a Roth IRA and a Coverdell Education Savings Account, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

* Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

* Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of up to $500 through 2005 and $1,000 beginning in 2006. In no event, however, may the total contribution made to a Traditional or Roth IRA exceed one hundred percent (100%) of the shareholder's compensation ("earned income"). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided the individual has sufficient compensation ("earned income"). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

* Coverdell Education Savings Account. In a Coverdell Education Savings Account, contributions are made to an IRA maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution will be $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses beginning in 2002), neither the contributor nor the beneficiary of the IRA is taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

* Simplified Employee Pension Plan. A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax-deductible contributions, not exceeding annually for any one participant, 25% of compensation (disregarding for this purpose compensation in excess of $200,000 per year) or $40,000. The $200,000 compensation is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

* Simple IRA. An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions to the SIMPLE IRA. The applicable dollar limit for 2004 is $9,000, and $10,000 in 2005. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. Shareholders who are age 50 or older may make additional "catch-up" contribution of $1,500 in 2004, $2,000 in 2005 and $2,500 in 2006. After
   2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions.

A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

RETIREMENT PLAN FEES

Unified Management Corporation, Indianapolis, Indiana, serves as trustee or custodian of the retirement plans. Unified Management Corporation invests all cash contributions, dividends and capital gains distributions in shares of Adhia Funds. For such services, Unified Management Corporation charges $15.00 annual maintenance fee per participants IRA type account. The fee schedule of Unified Management Corporation, may be changed upon written notice.

Requests for information and forms concerning the retirement plans should be directed to the Company. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax Advisor regarding the retirement plans is recommended.

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in a particular fund monthly or quarterly can make automatic purchases in amounts of $100 or more on any day they choose by using the Company's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Company's office at (800) 627-8172. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Company reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

The right to redeem shares of Adhia Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission,
(b) the Securities and Exchange commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the fund to dispose of its securities or fairly to determine the value of its net assets.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for each of the funds are made by the Advisor subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for a fund, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to a fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Advisor feels that better prices are available from non-principal market makers who are paid commissions directly. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters, or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly or sold directly to an issuer, no commission or discounts are paid. Adhia Funds may place portfolio orders with broker-dealers who recommend the purchase of fund shares to clients if the Advisor believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

In allocating brokerage business for each of the funds, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the fund may indirectly benefit from services available to the Advisor as a result of transactions for other clients. The Advisory Agreement provides that the Advisor may cause the fund to pay a broker who provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the fund and the other accounts as to which it exercises investment discretion. The Twenty Fund paid brokerage commission to Fidelity Brokerage Services, Inc. of $410 for the years ended December 31, 2003. The Twenty Fund also paid brokerage commission to Interactive Brokers Group, LLC of $623 and $268 for the years ended December 31, 2004 and 2003, respectively. The Short Term Advantage Fund paid brokerage commission to Fidelity Brokerage Services, Inc. of $60 for the periods ended December 31, 2003. For the periods ended December 31, 2003, the Health Care Fund paid brokerage commission of $15 to Fidelity Brokerage Services, Inc. The Health Care Fund also paid brokerage commission to Interactive Brokers Group, LLC of $161 and $170 for the years ended December 31, 2004 and 2003, respectively.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeping its portfolio of securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

Unified Fund Services, Inc, 431 N. Pennsylvania Street, Indianapolis, IN 46204, acts as the Adhia Funds' transfer agent and dividend disbursing agent.

TAXES

Adhia Funds intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code. If the Adhia Funds fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such Adhia Funds would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of Adhia Funds would not be liable for income tax on Adhia Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from Adhia Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of Adhia Funds.

Adhia Funds intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income, while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from Adhia Funds are taxable to investors, whether received in cash or in additional shares of Adhia Funds. A portion of Adhia Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders. For individuals, a portion of Adhia Funds' income distributions may be qualified dividends, which is taxed at a lower rate than other ordinary income.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

The redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Adhia Funds may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish Adhia Funds with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in Adhia Funds.

SHAREHOLDER MEETINGS

The Maryland Business Corporation Law permits registered investment companies, such as Adhia Funds, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the stockholders under the 1940 Act.

The Company's bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a
meeting as   described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names on the books of the Company; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of ailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable
promptness, mail such material to all stockholders of   record at their
addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of factor omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so file, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock of which 100,000,000 are allocated to the Twenty Fund, 50,000,000 is allocated to the Short Term Advantage Fund, and 50,000,000 are allocated to the Health Care Fund. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of Adhia Funds are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Adhia Funds voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The shares are redeemable and are transferable. All shares issued and sold by the Adhia Funds will be fully paid and non-assessable. Fractional shares entitle the holder to the same rights as whole shares. Adhia Funds will not issue certificates evidencing shares. Instead the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

DESCRIPTION OF SECURITIES RATINGS

As set forth in the Company's Prospectus, Adhia Funds may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

* A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

* A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1."

* A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody's Short-term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

* Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
     -  Leading market positions in well-established industries.
     -  High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

* Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subjection variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

* Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

INDEPENDENT ACCOUNTANTS

Kirkland, Russ, Murphy & Tapp, P.A., Certified Public Accountant, 13577 Feather Sound Drive, Suite 400, Clearwater, FL 33762-5539, currently serves as independent accountants for the Company.

CODE OF ETHICS

The Code of Ethics adopted by Adhia Funds, Inc. and Adhia Investment Advisors, Inc. are on public file with, and are available from, the Securities and Exchange Commission as required by Adopting Release 33-7728. The Adhia Funds' Code of Ethics is incorporated by reference to the Company's Annual Report of Management Companies on Form NCSR filed on March 1, 2004.

PART C

OTHER INFORMATION

Item 23.  Exhibits
 (a)   Registrant's Articles of Incorporation. (1)
 (b)   Registrant's Bylaws. (1)
 (c)   None
 (d)   Investment Advisory Agreement with Adhia Investment Advisors, Inc. (2)
 (e)   None
 (f)   None
 (g)   None
 (h)   (i)  Fund Administration Servicing Agreement with Adhia Investment
            Advisors, Inc. (2)
 (h)   (ii) Transfer Agent Agreement with Unified Fund Services, Inc. (3)
 (i) Opinion of The Law Offices of Charles E. Hall Jr., counsel for the Registrant.
 (j)   Consent of Alan K. Geer, PA.
 (k)   None.
 (l)   Subscription Agreement. (3)
 (m)   None
 (n)   None.
 (p)   (i) Code of Ethics of Registrant (4)
 (p)   (ii) Code of Ethics of Adhia Investment Advisors, Inc.

(1) Incorporated by reference to Pre-Effective Amendment No. 4 to the Company's Registration Statement on Form N-1A filed on December 8, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 5 to the Company's Registration Statement on Form N-1A filed on April 30, 2002.

(3) Incorporated by reference to Post-Effective Amendment No. 8 to the Company's Registration Statement on Form N-1A filed on July 23, 2002.

(4) Incorporated by reference to the Company's Annual Report of Management Companies on Form NCSR filed on March 1, 2004.

Item 24.  Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is any person under common control with Registrant.

Item 25.  Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly
Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or canceled:

Article VII

GENERAL PROVISIONS

Section 7.     Indemnification.

     A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations
involved in the   conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

     B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in
(i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

     C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contender or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in
Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

     E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

     F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

     G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment advisor

Incorporated by reference to pages 12 through 13 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters

Not Applicable.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Hitesh (John) P. Adhia, at Registrant's corporate offices, 1408 N. Westshore Blvd., Suite 611, Tampa, FL, 33607.

Item 29.  Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings

Registrant undertakes to provide its Annual Report to shareholders upon request without charge to any recipient of a Prospectus.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa and State of Florida on the 29th day of April 2005.

ADHIA FUNDS, INC. (Registrant)

By: /s/ Hitesh P. Adhia
---------------------------------
Hitesh P. Adhia, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name                             Title                           Date

/s/ Hitesh P. Adhia       Principal Executive Officer
-----------------------   and Director                        April 29, 2005
Hitesh  P. Adhia


/s/ Carol K. McAllister   Principal Financial Officer         April 29, 2005
-----------------------
Carol K. McAllister


/s/Anil D. Amlani         Secretary and Director              April 29, 2005
-----------------------
Anil D. Amlani


/s/Pravin D. Patel        Director                            April 29, 2005
-----------------------
Pravin D. Patel


/s/Thomas L. Wheelen      Director                            April 29, 2005
-----------------------
Thomas L. Wheelen